Exhibit 99.1

APPLIED MATERIALS ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2022 RESULTS

•Record quarterly revenue of $6.75 billion, up 10 percent year over year
•Quarterly GAAP EPS of $1.85 and record non-GAAP EPS of $2.03, down 2 percent and up 5 percent year over year, respectively
•Record annual revenue of $25.79 billion, up 12 percent year over year
•Record annual GAAP EPS of $7.44 and record non-GAAP EPS of $7.70, up 16 percent and up 13 percent year over year, respectively

SANTA CLARA, Calif., Nov. 17, 2022 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its fourth quarter and fiscal year ended Oct. 30, 2022.
Fourth Quarter Results
Applied generated revenue of $6.75 billion. On a GAAP basis, the company achieved gross margin of 45.9 percent, operating income of $1.99 billion or 29.5 percent of net sales, and earnings per share (EPS) of $1.85.
On a non-GAAP adjusted basis, the company reported gross margin of 46.0 percent, operating income of $2.01 billion or 29.8 percent of net sales, and EPS of $2.03.
The company generated $857 million in cash from operations and returned $1.72 billion to shareholders including $1.50 billion in share repurchases and $223 million in dividends.

Full Year Results
In fiscal 2022, Applied generated revenue of $25.79 billion. On a GAAP basis, the company recorded gross margin of 46.5 percent, operating income of $7.79 billion or 30.2 percent of net sales, and EPS of $7.44.
On a non-GAAP adjusted basis, the company reported gross margin of 46.6 percent, operating income of $7.86 billion or 30.5 percent of net sales, and EPS of $7.70.
The company generated $5.40 billion in cash from operations and returned $6.98 billion to shareholders including $6.10 billion in share repurchases and $873 million in dividends.
“Applied Materials delivered a strong finish to our fiscal year with record performance, and we remain focused on mitigating supply chain constraints and doing everything possible to meet customer demand,” said Gary Dickerson, President and CEO. “Though we are slowing the rate of spending growth in the near term amid geopolitical and macroeconomic challenges, we are making the strategic investments to win the major technology inflections that will enable Applied to outgrow the semiconductor market.”

Applied Materials, Inc.

Results Summary

					Change
	Q4 FY2022	Q4 FY2021	FY2022	FY2021	Q4 FY2022 vs. Q4 FY2021	FY2022 vs. FY2021
	(In millions, except per share amounts and percentages)
Net sales	$6,749	$6,123	$25,785	$23,063	10%	12%
Gross margin	45.9%	48.1%	46.5%	47.3%	(2.2) points	(0.8) points
Operating margin	29.5%	32.9%	30.2%	29.9%	(3.4) points	0.3 points
Net income	$1,591	$1,712	$6,525	$5,888	(7)%	11%
Diluted earnings per share	$1.85	$1.89	$7.44	$6.40	(2)%	16%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	46.0%	48.2%	46.6%	47.5%	(2.2) points	(0.9) points
Non-GAAP adjusted operating margin	29.8%	33.1%	30.5%	31.7%	(3.3) points	(1.2) points
Non-GAAP adjusted net income	$1,741	$1,756	$6,756	$6,287	(1)%	7%
Non-GAAP adjusted diluted EPS	$2.03	$1.94	$7.70	$6.84	5%	13%

A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the first quarter of fiscal 2023, Applied expects net sales to be approximately $6.70 billion, plus or minus $400 million, which includes the expected impact of recently announced U.S. export regulations and ongoing supply chain challenges. Non-GAAP adjusted diluted EPS is expected to be in the range of $1.75 to $2.11.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share and includes a net income tax benefit related to intra-entity intangible asset transfers of $0.02 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

Fourth Quarter Reportable Segment Information

Semiconductor Systems	Q4 FY2022	Q4 FY2021	FY2022	FY2021
	(In millions, except percentages)
Net sales	$5,038	$4,307	$18,797	$16,286
Foundry, logic and other	71%	63%	66%	60%
DRAM	16%	23%	19%	19%
Flash memory	13%	14%	15%	21%
Operating income	$1,849	$1,723	$6,969	$6,311
Operating margin	36.7%	40.0%	37.1%	38.8%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$1,858	$1,732	$7,000	$6,362
Non-GAAP adjusted operating margin	36.9%	40.2%	37.2%	39.1%

Applied Global Services	Q4 FY2022	Q4 FY2021	FY2022	FY2021
	(In millions, except percentages)
Net sales	$1,420	$1,369	$5,543	$5,013
Operating income	$402	$425	$1,661	$1,508
Operating margin	28.3%	31.0%	30.0%	30.1%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$402	$425	$1,661	$1,517
Non-GAAP adjusted operating margin	28.3%	31.0%	30.0%	30.3%

Applied Materials, Inc.

Display and Adjacent Markets	Q4 FY2022	Q4 FY2021	FY2022	FY2021
	(In millions, except percentages)
Net sales	$251	$417	$1,331	$1,634
Operating income	$34	$85	$260	$314
Operating margin	13.5%	20.4%	19.5%	19.2%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$34	$86	$263	$327
Non-GAAP adjusted operating margin	13.5%	20.6%	19.8%	20.0%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; certain incremental expenses related to COVID-19; impairments of assets; gain or loss on strategic investments; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the first quarter of fiscal 2023 and beyond, the impact of new export regulations on our ability to export products and provide services to customers and on our results of operations, our intent to seek additional licenses pursuant to new export regulations, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products, our ability to meet customer demand, and our suppliers' ability to meet our demand requirements; global economic, political and industry conditions, including rising inflation and interest rates; the interpretation and implementation of new export regulations and license requirements; global trade issues and changes in trade and export license policies; our ability to obtain licenses or authorizations on a timely basis, if at all; transportation interruptions and logistics constraints; the effects of regional or global health epidemics, including the severity and duration of the ongoing COVID-19 pandemic and government imposed lockdowns and other measures taken in response; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base; acquisitions, investments and divestitures; changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; our ability to ensure compliance with applicable law, rules and regulations; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible a better future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Twelve Months Ended
(In millions, except per share amounts)	October 30, 2022	October 31, 2021	October 30, 2022	October 31, 2021
Net sales	$6,749	$6,123	$25,785	$23,063
Cost of products sold	3,648	3,178	13,792	12,149
Gross profit	3,101	2,945	11,993	10,914
Operating expenses:
Research, development and engineering	726	622	2,771	2,485
Marketing and selling	183	155	703	609
General and administrative	198	155	735	620
Severance and related charges	—	(1)	(4)	157
Deal termination fee	—	—	—	154
Total operating expenses	1,107	931	4,205	4,025
Income from operations	1,994	2,014	7,788	6,889
Interest expense	57	57	228	236
Interest and other income, net	12	49	39	118
Income before income taxes	1,949	2,006	7,599	6,771
Provision for income taxes	358	294	1,074	883
Net income	$1,591	$1,712	$6,525	$5,888
Earnings per share:
Basic	$1.86	$1.91	$7.49	$6.47
Diluted	$1.85	$1.89	$7.44	$6.40
Weighted average number of shares:
Basic	854	898	871	910
Diluted	859	907	877	919

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	October 30, 2022	October 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$1,995	$4,995
Short-term investments	586	464
Accounts receivable, net	6,068	4,953
Inventories	5,932	4,309
Other current assets	1,344	1,386
Total current assets	15,925	16,107
Long-term investments	1,980	2,055
Property, plant and equipment, net	2,307	1,934
Goodwill	3,700	3,479
Purchased technology and other intangible assets, net	339	104
Deferred income taxes and other assets	2,475	2,146
Total assets	$26,726	$25,825
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$4,237	$4,268
Contract liabilities	3,142	2,076
Total current liabilities	7,379	6,344
Long-term debt	5,457	5,452
Income taxes payable	964	1,090
Other liabilities	732	692
Total liabilities	14,532	13,578
Total stockholders’ equity	12,194	12,247
Total liabilities and stockholders’ equity	$26,726	$25,825

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Twelve Months Ended
	October 30, 2022	October 31, 2021	October 30, 2022	October 31, 2021
Cash flows from operating activities:
Net income	$1,591	$1,712	$6,525	$5,888
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	123	105	444	394
Severance and related charges	—	(1)	(4)	148
Share-based compensation	99	74	413	346
Deferred income taxes	(14)	36	(223)	80
Other	22	(40)	36	(70)
Net change in operating assets and liabilities	(964)	(738)	(1,792)	(1,344)
Cash provided by operating activities	857	1,148	5,399	5,442
Cash flows from investing activities:
Capital expenditures	(223)	(206)	(787)	(668)
Cash paid for acquisitions, net of cash acquired	—	—	(441)	(12)
Proceeds from sales and maturities of investments	350	447	1,363	1,471
Purchases of investments	(317)	(828)	(1,492)	(2,007)
Cash used in investing activities	(190)	(587)	(1,357)	(1,216)
Cash flows from financing activities:
Proceeds from common stock issuances	103	89	199	175
Common stock repurchases	(1,500)	(1,500)	(6,103)	(3,750)
Tax withholding payments for vested equity awards	(7)	(7)	(266)	(178)
Payments of dividends to stockholders	(223)	(216)	(873)	(838)
Cash used in financing activities	(1,627)	(1,634)	(7,043)	(4,591)
Decrease in cash, cash equivalents and restricted cash equivalents	(960)	(1,073)	(3,001)	(365)
Cash, cash equivalents and restricted cash equivalents—beginning of period	3,060	6,174	5,101	5,466
Cash, cash equivalents and restricted cash equivalents — end of period	$2,100	$5,101	$2,100	$5,101

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$1,995	$4,995	$1,995	$4,995
Restricted cash equivalents included in deferred income taxes and other assets	105	106	105	106
Total cash, cash equivalents, and restricted cash equivalents	$2,100	$5,101	$2,100	$5,101

Supplemental cash flow information:
Cash payments for income taxes	$246	$210	$1,869	$851
Cash refunds from income taxes	$23	$1	$156	$27
Cash payments for interest	$68	$68	$205	$205

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q4 FY2022	Q4 FY2021	FY2022	FY2021
Unallocated net sales	$40	$30	$114	$130
Unallocated cost of products sold and expenses	(232)	(176)	(807)	(725)
Share-based compensation	(99)	(74)	(413)	(346)
Severance and related charges	—	1	4	(149)
Deal termination fee	—	—	—	(154)
Total	$(291)	$(219)	$(1,102)	$(1,244)

Additional Information

	Q4 FY2022	Q4 FY2021	FY2022	FY2021
Net Sales by Geography (In millions)
United States	$830	$673	$3,104	$2,038
% of Total	12%	11%	12%	9%
Europe	$375	$331	$1,674	$1,097
% of Total	5%	5%	7%	5%
Japan	$606	$613	$2,012	$1,962
% of Total	9%	10%	8%	8%
Korea	$1,082	$1,004	$4,395	$5,012
% of Total	16%	17%	17%	22%
Taiwan	$2,068	$1,240	$6,262	$4,742
% of Total	31%	20%	24%	20%
Southeast Asia	$451	$205	$1,084	$677
% of Total	7%	3%	4%	3%
China	$1,337	$2,057	$7,254	$7,535
% of Total	20%	34%	28%	33%

Employees (In thousands)
Regular Full Time	33.3	27.2

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Twelve Months Ended
(In millions, except percentages)	October 30, 2022	October 31, 2021	October 30, 2022	October 31, 2021
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$3,101	$2,945	$11,993	$10,914
Certain items associated with acquisitions[1]	6	6	26	27
Certain incremental expenses related to COVID-19[2]	—	—	—	12
Other charges	—	—	—	2
Non-GAAP adjusted gross profit	$3,107	$2,951	$12,019	$10,955
Non-GAAP adjusted gross margin	46.0%	48.2%	46.6%	47.5%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,994	$2,014	$7,788	$6,889
Certain items associated with acquisitions[1]	10	11	39	47
Acquisition integration and deal costs	6	5	38	45
Certain incremental expenses related to COVID-19[2]	—	—	—	24
Severance and related charges[3]	—	(1)	(4)	157
Deal termination fee	—	—	—	154
Other charges	—	—	—	6
Non-GAAP adjusted operating income	$2,010	$2,029	$7,861	$7,322
Non-GAAP adjusted operating margin	29.8%	33.1%	30.5%	31.7%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$1,591	$1,712	$6,525	$5,888
Certain items associated with acquisitions[1]	10	11	39	47
Acquisition integration and deal costs	6	5	34	46
Certain incremental expenses related to COVID-19[2]	—	—	—	24
Severance and related charges[3]	—	(1)	(4)	157
Deal termination fee	—	—	—	154
Realized loss (gain) on strategic investments, net	(2)	(41)	(3)	(43)
Unrealized loss (gain) on strategic investments, net	11	(11)	(4)	(56)
Other charges	—	—	—	6
Income tax effect of share-based compensation[4]	22	12	—	—
Income tax effects related to intra-entity intangible asset transfers	132	4	252	64
Resolution of prior years’ income tax filings and other tax items	(26)	55	(80)	33
Income tax effect of non-GAAP adjustments[5]	(3)	10	(3)	(33)
Non-GAAP adjusted net income	$1,741	$1,756	$6,756	$6,287

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	Temporary incremental employee compensation during the COVID-19 pandemic.

3	The severance and related charges primarily related to a one-time voluntary retirement program offered to certain eligible employees.

4	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

5	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Twelve Months Ended
(In millions, except per share amounts)	October 30, 2022	October 31, 2021	October 30, 2022	October 31, 2021
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$1.85	$1.89	$7.44	$6.40
Certain items associated with acquisitions	0.01	0.01	0.04	0.04
Acquisition integration and deal costs	0.01	0.01	0.03	0.04
Certain incremental expenses related to COVID-19	—	—	—	0.02
Severance and related charges	—	—	—	0.13
Deal termination fee	—	—	—	0.17
Realized loss (gain) on strategic investments, net	—	(0.03)	—	(0.03)
Unrealized loss (gain) on strategic investments, net	0.01	(0.01)	(0.01)	(0.05)
Other charges	—	—	—	0.01
Income tax effect of share-based compensation	0.03	0.01	—	—
Income tax effects related to intra-entity intangible asset transfers	0.15	—	0.29	0.07
Resolution of prior years’ income tax filings and other tax items	(0.03)	0.06	(0.09)	0.04
Non-GAAP adjusted earnings per diluted share	$2.03	$1.94	$7.70	$6.84
Weighted average number of diluted shares	859	907	877	919

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Twelve Months Ended
(In millions, except percentages)	October 30, 2022	October 31, 2021	October 30, 2022	October 31, 2021
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,849	$1,723	$6,969	$6,311
Certain items associated with acquisitions[1]	9	9	31	38
Acquisition integration costs	—	—	—	(2)
Certain incremental expenses related to COVID-19[2]	—	—	—	12
Other charges	—	—	—	3
Non-GAAP adjusted operating income	$1,858	$1,732	$7,000	$6,362
Non-GAAP adjusted operating margin	36.9%	40.2%	37.2%	39.1%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$402	$425	$1,661	$1,508
Certain incremental expenses related to COVID-19[2]	—	—	—	8
Other charges	—	—	—	1
Non-GAAP adjusted operating income	$402	$425	$1,661	$1,517
Non-GAAP adjusted operating margin	28.3%	31.0%	30.0%	30.3%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$34	$85	$260	$314
Certain items associated with acquisitions[1]	—	1	3	4
Certain incremental expenses related to COVID-19[2]	—	—	—	1
Severance and related charges[3]	—	—	—	8
Non-GAAP adjusted operating income	$34	$86	$263	$327
Non-GAAP adjusted operating margin	13.5%	20.6%	19.8%	20.0%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.
2	Temporary incremental employee compensation during the COVID-19 pandemic.
3	The severance and related charges related to workforce reduction actions globally across the Display and Adjacent Markets business.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	October 30, 2022

Provision for income taxes - GAAP basis (a)	$358
Income tax effect of share-based compensation	(22)
Income tax effects related to intra-entity intangible asset transfers	(132)
Resolutions of prior years’ income tax filings and other tax items	26
Income tax effect of non-GAAP adjustments	3
Non-GAAP adjusted provision for income taxes (b)	$233

Income before income taxes - GAAP basis (c)	$1,949
Certain items associated with acquisitions	10
Acquisition integration and deal costs	6
Realized loss (gain) on strategic investments, net	(2)
Unrealized loss (gain) on strategic investments, net	11
Non-GAAP adjusted income before income taxes (d)	$1,974

Effective income tax rate - GAAP basis (a/c)	18.4%

Non-GAAP adjusted effective income tax rate (b/d)	11.8%